Exhibit 99.1

(NYSE MKT: CTO) 3600 Peterson – Santa Clara, CA Year End 2016 Investor Presentation Published: February 7, 2017 Converting CVS – Dallas, TX LandtoIncome The Grove – Winter Park, FL

If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Endnote references (A) through (I) provided in this presentation are defined on Slide 76 2

CTO at a Glance As of December 31, 2016 (unless otherwise noted) Company Founded 1910 Shares Outstanding 5,710,238 Dividend Level $0.04/share – Quarterly Number of Employees 14 Share Price (as of February 3, 2017) $55.00 3 Earnings per Share (FY 2016)$2.86 52 week Stock Price Range (as of February 3, 2017)$56.00 - $42.53 Board of Directors8 Dividend HistoryPaid Since 1976 Public CompanySince 1969 Corporate HeadquartersDaytona Beach, FL

Snapshot As of December 31, 2016 (unless otherwise noted) (1) Equity Market Cap Debt (A) $314.1 million $171.6 million Total Enterprise Value (‘TEV’) (1) (A) Cash (including 1031 restricted cash) Leverage (net debt to TEV) (1) (A) $485.7 million $ 16.0 million 32.0% LAND HOLDINGS INCOME PROPERTIES LOAN INVESTMENTS SUBSURFACE INTERESTS 2014-2016 (1) As of February 3, 2017 Asset Rich Income  Liquidity 4 9,800 Acres Undeveloped Land 32 Properties (1) >1.7 million sq. ft Retail & Office 3 Loans Hotel & Retail ≈500,000 Acres With  3,800 Acres Under Contract $110mm (1)(B) NOI = $19.8 million(F) Value @ 6.5% - 6.0% Cap Rate = $305mm - $330mm Avg. Yield 8.9% $24 million $8.5 million in Revenue OPERATINGSEGMENTS

(H) How Low does Stock Market As of December 31, 2016 (unless otherwise noted) Value our Land? Total Adjusted Enterprise Value (TAEV)(1) (A) Less: Income Properties (Value @ 6.5% cap rate on NOI) (F) Less: Basis in Commercial Loan Investments $543mm ($305mm) ($24mm) ($15mm) ($16mm) ($19mm) Less: Estimated Value – Subsurface Interests (H) Less: Cash & 1031 Restricted Cash Less: Book Value of Impact Fees & Mitigation Credits, Golf, and Other Assets (H) Net TAEV Attributable to Land (1) Less: Value of Land Pipeline Contracts ( 3,800 acres @ approx. $29k/acre) (1) (B) Net TAEV Attributable to Remaining  6,000 Acres of Land (“Remaining Acres”) (1) (A) [Est. Value Range: $15mm-$20mm] $164mm ($110mm) $54mm Net TAEV per Acre Attributable to Remaining Acres (1) (A)  $9,000 per Acre (1) As of February 3, 2017 5 Net TAEV per Acre Attributable to Remaining Acres (excluding 1031 Def Tax Liab.) (1) (A)  ($500) per Acre Remaining Acres 6,000 Equity Market Cap [closing price $55.00] (1) $314mm Debt (A) $172mm 1031 Tax Deferred Liabilities$57mm

Focused on Shareholder Returns From 2012 Through 2016 (unless otherwise noted)  Monetizing Land $48.7mm in sales (≈950 acres), $51k/acre Approx. $110mm under contract (3,800 acres, 39% of land) 76.5 acres sold - 630,000 sq ft Distribution Center [500 jobs] 38.93 acres sold - 350,000 sq ft Tanger Outlet Center [900 jobs] 604 acres sold – 870 residential lots, ICI Homes Invested approx. $284.5mm in 35 properties, 8 new states (1) Over $12.7mm in revenues since 2012 Strong positive cash flow growth since 2012 Since 2014: $14.8mm, ≈297k Shares @ Avg Price = $50.03/share Increased from $0.04/share semi-annual to $0.04/share quarterly  Transformative Deals  Investment in Income  Subsurface Interests  Growing Cash Flow  Share Buyback  Dividend (D) (1) As of February 3, 2017 6

CTO | Highlights | Portfolio | Daytona

Highlights – 4th Quarter & Subsequent Events (B)

Income Property Operations

- Completed **$36.9 mm** in acquisitions at weighted average cap rate of **7.46%**
- Jan '17 acquired income property leased to Staples - **$4.1mm**, cap rate **7.1%**

Real Estate Operations – Land Sales

- Sold **604 acres**, **$7.5mm**, **$12k/acre** : West of I-95 (Residential) ICI Homes
- Sold **17 acres**, **$3.0mm**, **$177k/acre** : West of I-95 (Commercial - Retail)
- Sold **75 acres**, **$830k**, **$11k/acre** : East of I-95 (Residential)
- Under Contract **35 acres**, **$14mm**, **$400k/acre** : East of I-95 (Commercial - Retail)
- Under Contract **194 acres**, **$3.3mm**, **$17k/acre** : West of I-95 (Residential)
- Under Contract **28 acres**, **$3.2mm**, **$115k/acre**: East of I-95 (Commercial-Distribution)

Golf Operations

- Completed buy-out of land lease/acquisition of golf course land
  Approx. **$1.5mm** lump sum payment to terminate lease, **$100k** pay-off CDD on contributed land
  Buy-out of 5 years remaining on land lease, single ownership of fee interests

Corporate

- Repurchased **38,024 shares** of CTO stock, approx. **$1.95mm**, average price/share **$51.22**
- $10MM Program: **$7.4mm** invested, average price/share **$49.07** [**$2.6mm** remaining to invest]
- Equity Research Coverage initiated by **David Corak**, FBR & Co.

CONSOLIDATED TOMOKA

Progress and Momentum

7

Positive Trends Annual Results for 2012 – 2016 Total Revenues Basic Earnings Per Share ($000’s) 2012 2013 2014 2015 2016 Operating Income ($000’s) Book Value Per Share 2012 2013 2014 2015 2016 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $16,581 $26,070 $36,057 $42,998 $71,075 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $- $0.10 $0.64 $1.11 $1.44 $2.86 $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $864 $6,279 $12,593 $20,269 $37,320 $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $- $19.58 $20.53 $21.83 $22.81 $25.97

 8

G&A Expenses Annual Results for 2013 thru 2016 – Operating Efficiently ($’s in millions) (1) (2) (3) (4) (5) (6) Adjustments for non-cash charges and certain non-recurring expenses Non-cash charge Accelerated stock compensation for shares forfeited in 2016 related to 2015 grant Incudes non-recurring environmental reserves ($500k for state environmental matter, $188k for federal environmental matter) and legal costs associated with each Pension charge in 2014 (Approx. $700k non-cash), severance primarily in 2013 and other non-recurring charges Utilizing Equity Market Cap as of December 31, 2016 Efficient Operations14 Employees 9 % of Equity Market Cap (6) 1.8% 2013 2014 2015 2016 Reported G&A $5.4 $7.0 $8.8 $10.3 Less: Adjustments (1) Stock Compensation (2) (0.9) (1.3) (2.2) (1.5) Accelerated stock Compensation (2)(3) - - - (1.7) Environmental Reserves (4) - (0.1) (0.9) - Shareholder Matters - - (0.1) (1.4) Other non-recurring G&A (5) (0.1) (0.9) (0.3) (0.2) Recurring G&A $4.4 $4.7 $5.3 $5.5

CTO | Highlights | Portfolio Land Holdings | Daytona

Land Holdings


Jacksonville 90 Miles
Ormond Beach
95
40
1,053 Acres
F
Phase II
A
minto
Phase I
B
2,366 Mitigation Land
TIGER BAY STATE FOREST
E
5 Mile Radius
J
H
L
K
G
Daytona
C
D
Industrial Park 850 Acres
I
4
95
Miami 260 Miles
Orlando 56 Miles
Port Orange

Parcel	Description	Potential Use	Acres
A	Minto II	Residential	1,686
B	Minto I	Residential	1,581
C	ICI	Residential	150
D	South LPGA Parcel	Residential	194
E	Mitigation Land Parcel	Industrial	2,366
F	Parcel F	Residential	1,053
G	Tomoka Town Center - NADG	Commercial	82
H	NW Quadrant - LPGA & I-95	Commercial	203
H	NW Quadrant - LPGA & I-95	Commercial	35
I	Industrial Park	Industrial	850
J	Parcel Across from FL Hospital	Commercial	83
K	SE Quadrant - LPGA & Clyde Morris	Commercial/Industrial	102
K	SE Quadrant - LPGA & Clyde Morris	Commercial/Industrial	28
L	E of Williamson, N or LPGA	Residential	200
	Subtotal		8,613
	Other Acreage East of I-95 Under Contract		32
	Remaining Acreage East of I-95		367
	Remaining Acreage West of I-95		325
	Remaining Acreage Industrial		210
	Approximate Additional Acreage		285
	Total Approximate Acreage		9,832

Under Contract (B)

CONSOLIDATED TOMOKA

Key Parcels

10

MonetizingourLand Annual Land Sales for 2005 – 2016 & Pipeline as of 2/3/17 (B) Note: Multi-family included in residential (Land Sales in $000’s) 2012 –2016 Total Sales  $48.7mm Avg. Price/Acre  $51.3k Average Price/Acre Residential Commercial Total Avg. Price/Acre Total Acres $ 20,665 $ 140,116 $ 107,754 336.0 $ $ $ 100,000 96,340 96,535 214.5 $ $ $ 18,480 166,392 47,468 486.5 $ - $ - $ 158,307 $ 158,307 15.8 $ $ $ - - - - $ $ $ - - - - $ $ $ - 37,133 $ - $ 256,542 $ $ $ - 86,952 86,952 99.7 $ 151,894 $ 204,939 $ 197,571 114.0 $ $ $ - 19,446 19,446 707.6 $ 174,669 $ 174,669 24.4 37,133 $ 256,542 $ 29,000 ≈3,800 16.6 11.7 Executing Our Strategy 11 Land Holdings $100,000 $80,000 $60,000 $40,000 $20,000 $0 $36,205 $20,703 $23,095 $4,258 $2,502 $0 $0 $618 $2,990 $8,807 $22,529 $13,759 $110,100

Analysis As of February 3, 2017 of Price per Acre – Sales Since 2012 + Pipeline West of I-95 East of I-95 East of I-95 West of I-95 Total Residential Commercial Total Implied Value based on Stock Price 12 Average Price Per Acres Sales Price Acre 481 $ 82,502 $ 171.6 4,259 $ 76,033 $ 17.9 4,739 $ 158,535 $ 33.5 Average Price Per Acres Sales Price Acre 4,312 $ 75,287 $ 17.5 427 $ 83,249 $ 194.9 4,739 $ 158,535 $ 33.5 Sales Price and Price Per Acre ($ in 000’s) Under Contract (B) Land Holdings NORTH AMER DEV. GP. TRANSACTION 6 RECETRAC INTRACOASTAL TRANSACTION 7 TRANSACTION 9 TRANSACTION 8 TANGER SAM’S NORTH AMER. DEV. GP. VOLUSIA ORTHO COMMERCIAL W-95 CARMAX TRANSACTION 11 INTEGRA NORTH AMER DEV GP. HALIFAX HUMANE SOC TRANSACTION 10 DISTRIBUTION CENTER COLUSIA ORTHO RESIDENTIAL E-95 MINTO SALES CTR. P&S PAVING RESIDENTIAL E-95 TOP BUILD HQ MINTO 2 MINTO 1 TRANSACTION 4 ICI HOMES RESIDENTIAL E-95 ICI HOMES IMPLIED VALUE OF LAND $455.0 $400.0 $382.0 $317.0 $294.0 $259.0 $253.0 $249.0 $249.0 $246.0 $210.0 $177.0 $169.0 $163.0 $159.0 $139.0 $128.0 $115.0 $103.0 $83.0 $62.0 $46.0 $37.0 $35.0 $30.0 $19.0 $17.0 $17.0 $12.0 $11.0 $10.0 $9.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0

Pipeline As of February 3, 2017 of Land Sales (B) acres (1) $17,000 ’17 – ‘18 (2) (1) Reflects reduction of $1mm for wetlands restoration/mitigation costs + $1.5mm for election to pay in cash (versus utilize seller financing) Approximately $109,000 per acre net of wetlands mitigation costs to be incurred by CTO (2) Total Potential Sales = approx. $110mm  3,800 Acres  $29k/acre 13 4 3 1 7 6 11 9 10 8 5 2 Total Acres East of I-95 Approx. 1,100 Contract/Parcel Acres Contract Amount Price per Acre (rounded) Timing Minto (AR Residential) 1,581 $27.2mm ’17 Minto (AR Residential) 1,686 $31.4mm $19,000 ’18 - ‘19 ICI (SF) – Option Parcel 146 $1.4mm $10,000 ’18 - ‘19 Residential (SF) 194 $3.3mm $17,000 ’18 - ‘19 North Amer. Dev Grp 82 $20.2mm $246,000 ’17 – ‘18 Commercial 35 $14.0mm $400,000 ’17 – ‘19 Commercial 4 $1.2mm $294,000 ’17 – ‘18 Commercial 8 22 $5.6mm $253,000 ’17 – ‘18 Commercial 6 $1.6mm $259,000 ’17 – ‘18 Commercial 28 $3.2mm $115,000 Residential (SF) 7 $1.1mm $163,000 ’18 - ‘19 Totals/Average 3,800 $110mm $29,000 11 10 9 7 6 5 4 3 2 1 Total Acres West of I-95 Approx. 8,700 acres Commercial/Retail SF – Single Family; AR – Age Restricted Land Holdings

Under Contract – (B) Minto Communities West of I-95    1,581 Acres (Oasis Daytona) Pending Wetlands Permit www.Minto.com $27.2 million EXPECTED CLOSING – FEB. ‘17    3,400 Units ≈ 200 SF Commercial Age Restricted Residential 14 Land Holdings

Minto Communities West ofl-95 (B) Sales Center IITOMOKA CONSOLIDATED 15

East of I-95 Under Contract – North American (B)      42 Acres Purchased/82 Acres Under Contract Pre-Leasing Underway Working on Rezoning & Site Plan Application Tomoka Town Center Acres already purchased by NADG ≈ 82 Acres under contract - $20.2mm 16 23.77 acres 57.79 acres Land Holdings

Under Contract-35 Acres; $14mm East ofl-95 (B) Commercial-Retail IITOMOKA CONSOLIDATED 1 7

Under Contract-28 Acres; $3.2mm East ofl-95 (B) Commercial-Distribution IITOMOKA CONSOLIDATED 18

CTO | Highlights | Portfolio Land Holdings | Daytona

Potential Land Absorption – West of I-95 (B)

Parcel	Use	Status	Timing	Contract Amount/Value Estimate
A	Residential	U/C	'18-'19	$31.4mm
B	Residential	U/C	'17	$27.2mm
C	Residential (option)	U/C	'18-'19	$1.40mm
D	Residential	U/C	'18-'19	$3.3mm
E	Mitigation Bank	N/A	TBD	$5k-$12.5k/acre
F	Residential	N/A	TBD	$15k-$20k/acre

The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range.

- U/C – Under Contract


F
1,053 Acres
A
1,686 Acres
minto
B
1,581 Acres
minto
E
2,366 Acres
ICI HOMES
LPGA INTERNATIONAL
C
146 Acres
D
194 Acres

CONSOLIDATED TOMOKA

19

CTO Highlights **Portfolio** Land Holdings Daytona

Mitigation Bank – Analysis of Opportunity (B)

- Gross Site Area 2,366 Acres
- Mitigation Credits 350-450 UMAM (1)
- Market Value per Credit $100k - $150k

- Potential Buyer's Investment Analysis
  - Acquire Land from CTO $12mm - $30mm ($5k - $12.5k/acre)
  - Est. Dev. Costs <u>$ 3mm - $ 5mm</u>
  - Buyer's Est. Investment <u>$15mm - $35mm</u>
- Potential Value of Credits $35mm - $64mm

West of I-95


minto
minto
2,366
Acres
LPGA INTERNATIONAL
ICI
HOMES

The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range.

(1) Uniform Mitigation Assessment Method - Methodology that determines unit of measure for Mitigation Credits

Potential Activation Within 2 years

CONSOLIDATED TOMOKA
20

Snap Shot of Progress IITOMOKA CONSOLIDATED East Side of 1-95 Taking Shape 21

CTO | Highlights | Portfolio Land Holdings | Daytona

Land Highlights - East of I-95

East of I-95

Parcel	Est. Value Range/Acre
A	$150k-$275k
B	$75k-$170k
C	$50k-$125k
D	$200k-$300k
E	$100k-$200k



95
A
B
228 ACRES
58 ACRES
C
3 ACRES
59 ACRES
INTEGRA
238 ACRES
UNDER CONTRACT
LPGA BLVD
14 ACRES
24 ACRES
D
150 ACRES
CLYDE MORRIS BLVD
WILLIAMSON BLVD
E
UNDER CONTRACT
Sam's Club
NorthAMERICAN
Tanger Outlets
N

The value ranges are estimates only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range.

CONSOLIDATED TOMOKA
22

Well-Positioned Land: MOB/Retail/Multi-Famil The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. II Potential Value Range: $120k-$150k per Acre DATED 23

Well-Positioned Land: Industrial Parcels The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. IITOMOKA CONSOLIDATED Potential Value Range: $30k-$70k per Acre 24

Well-Positioned Land: North of LPGA The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. IITOMOKA CONSOLIDATED Potential Value Range: $150k-$275k per Acre 25

Well-Positioned Land: Distribution/Industrial East of I-95 The value range is an estimate only and there can be no assurances that the value ultimately realized for this land will fall within the estimated range. Potential Value Range : $80k - $125k per Acre 26 Land Holdings

Well-Positioned Land: Office IITOMOKA CONSOLIDATED Pad Ready Sites 27

(B)(E)(I) Beach Parcel – 6.04 Expected Opening of Restaurants – Q1 2018 Acres Near Term Investment Two 6,000 SF Restaurant Properties      Investment in Land Estimated Development Costs Total Est. Investment $10.8mm $ 6.0mm $16.8mm Estimated 7%-11% Unlevered Yield 28 Land Holdings

(B)(E)(I) Beach Parcel – 6.04 Expected Opening of Restaurants – Q1 2018 Acres Near Term Investment Two 6,000 SF Restaurant Properties Restaurant Renderings 29 Land Holdings

(B)(E)(I) Long Term Development Opportunity Beach Parcel – 6.04 Acres Summary of Approved Entitlement      Up to 900 Total Units 1.2mm square feet Potential Uses          Timeshare Hotel Condominium Retail Parking CTO would Seek Developer for high-rise/vertical Opportunity Future Investment Option 30 Land Holdings

Subsurface Interests (500,000 Acres)    Previously under contract to monetize entire portfolio for $24 million [Contract was terminated in late 2016] CTO owns full or partial interest in approximately 500,000 subsurface acres Approximately 95% of total subsurface acres Remaining 5% of total subsurface acres  Counties with active or historic oil/gas production (1) Average success rate for wells drilled in Florida between 1995-2008 was 77% (1)          (1) April ‘08 Report by US Depart of the Interior 31 County Acreage Osceola 145,136 Hendry 91,103 Lee 88,186 Okeechobee 35,326 Polk 32,793 Highlands 31,859 Taylor 22,512 St. Lucie 17,143 De Soto 12,274 All other counties 23,668 TOTAL 500,000 Subsurface Interests

Income As of February 3, 2017 Producing Investments Total Portfolio NOI (F) as of 2/3/17 = $19.8mm (1) Based on NOI Approx. 36% NOI from Credit Tenants 32 SINGLE-TENANT 64% MULTI-TENANT 36% OFFICE 46% RETAIL 54% Portfolio Mix(1)(F) Largest Markets (1)(F) City % of NOI Raleigh 17.3% Santa Clara 11.2% Orlando 9.6% Jacksonville 9.6% Sarasota 9.6% All Other 42.7% Income Properties

Income Property Portfolio As ofFebruary 3, 2017 Single-Tenant Portfolio Rating Type Ill Wells Fargo Hilton Grand Vacations Lowe's cvs Harris Teeter Container Store At Home Rite Aid Dick's Sporting Goods AA-BB+ A BBB+ Raleigh, NC Orlando, FL Katy, TX Dallas, TX Office Office 450,393 133,914 131,644 10,340 7.8 4.9 10.1 ® Hilton Grand Vacations 14·tll1¥1 cvs Retail Retail Retail Retail Retail Retail Retail 25.1 11.3 132 12.7 9.6 7.1 Harris Teeter NR NR B B-NR Charlotte, NC Phoenix, AZ Raleigh,NC Renton, WA McDonough, GA 45,089 23,329 116,334 16,280 46,315 fM§'#$b$Sii¢1&$#1 Tim! l!U.111 Best Buy Big Lots Barnes & Noble Walgreens Big Lots Walgreens Bank of America BBB-NR NR BBB BBB-BBB A McDonough, GA Glendale, AZ Daytona Beach, FL Alpharetta, GA Gennantown, MD Clermont, FL Monterey, CA Retail Retail Retail Retail Retail Retail Retail 30,038 34,512 28,000 15,120 25,589 13,650 32,692 4.1 6.1 L1 8.8 7.1 12.3 3.9 BIGLOTSf. BARNES&NOBLE BOOKSELLE R S w BIGLOTSf. w BankofAmerica.,.... .. BLOOMIN' BRANDS BLOOMIN' BRANDs· BLOOMIN' BRANDS BLOOMIN' BRANDS· Staples Outback Outback NR BB BB Sarasota, FL Charlottesville, VA Charlotte, NC Austin, TX Retail Retail Retail 18,120 7,216 6,297 6,176 5.0 14.8 14.8 Outback Carrabas BB BB Retail Retail 14.8 14.8 Austin, TX 6,528 II Total Single Tenant 1,197,576 9.4 CONSOLIDATED Cash Strong Flow 33 TOMOKA Location Tenant/Building Remaining Lease Term Rentable Square Feet Property S&P Credit

Income Property As ofFebruary 3, 2017 Portfolio Multi-Tenant Portfolio Type @Centrify adesto 3600 Peterson NR Santa Clam, CA Office 75,841 5.5 I[(M WOlOGIH N-r orthwestern 245 RiVerst.de AVe N/A Jacksonville, FL Office 136,856 5.8 Mutuar WHOLE FOODS Whole Foods Centre BBB-Sarasota, FL Retail 59,341 7.1 CENTURY T H EA T RES. Reno Riverside BB Reno, NV Retail 52,474 3.0 Concierge Office N/A Daytona Beach, FL Office 22,012 4.7 Merrill Lynch Mason Commerce Center N/A Daytona Beach, FL Office 30,720 2.0 7-11/Dallas Pharmacy A Dallas, TX Retail 4,685 7.8 Williamson Busi Park N/A Daytona Beach, FL Office 15,360 7.6 tlt¥tt:tCtr¥J " FITnEss I w.f"wa· l Grove at Winter Park N/A Winter Park, FL Retail 112,292 Total-Multi-Tenant 509,581 5.6 IITOMOKA CONSOLIDATED Strong Cash Flow 34 Location Class Tenant/Building Remaining Lease Term Rentable Square Feet Property

Fastest Growing MSA’s in U.S. As of August 2016 1 Orlando-Kissimmee-Sanford 4.4% 1,213 4 properties 3 San Jose – Sunnyvale – Santa Clara 3.6% 1,087 1 property 5 Denver – Aurora – Lakewood 3.2% 1,455 7 Portland – Vancouver - Hillsboro 2.9% 1,145 9 Charlotte – Concord – Gastonia 2.6% 1,133 1 property 11 Miami – Ft. Lauderdale – West Palm Bch 2.4% 2,559 13 Phoenix – Mesa – Scottsdale 2.3% 1,946 2 properties 15 Riverside – San Bernardino – Ontario 2.3% 1,376 Exposure to High Growth Markets 35 14Baltimore – Columbia – Towson2.3%1,400 12San Francisco – Oakland – Hayward2.4%2,331 10Washington DC – Arlington - Alexandria2.4%3,2461 property 8Atlanta – Sandy Springs – Roswell2.7%2,6682 properties 6Tampa – St. Petersburg - Clearwater3.1%1,288 4Dallas – Ft. Worth – Arlington3.4%3,5322 properties 2Seattle-Tacoma-Bellevue3.7%1,9741 property RankMSAGrowth RatePopulation SizeCTO Income Properties Income Properties

CTO | Highlights | Portfolio Income Properties | Daytona

Recent Acquisition Highlights

($'s in millions)

Tenant(s)	Investment Type	Location	Purchase Price	Cap Rate	Yrs. Remaining on Lease (1)	Square Feet
Centrify, adesto	Multi-Tenant Office	Santa Clara, CA	$30.0	7.77%	5.3	75,841
CVS/pharmacy	Single-Tenant	Dallas, TX	$14.9	4.60%	25.1	10,340
at home	Single-Tenant	Raleigh, NC	$9.2	6.75%	12.7	116,334
Bank of America	Single-Tenant	Monterrey, CA	$8.4	3.50%	3.9	32,692
Century Theatres	Multi-Tenant	Reno, NV	$6.9	8.57%	3.0	52,474
Bloomin' Brands	Single-Tenant	Charlottesville, VA	$5.0	5.60%	14.8	7,216
Staples	Single-Tenant	Sarasota, FL	$4.1	7.10%	5.0	18,120
Bloomin' Brands	Single-Tenant	Charlotte, NC	$3.6	5.60%	14.8	6,297
Bloomin' Brands	Single-Tenant	Austin, TX	$3.4	5.60%	14.8	6,176
Bloomin' Brands	Single-Tenant	Austin, TX	$2.8	5.60%	14.8	6,528
7-Eleven	Multi-Tenant	Dallas, TX	$2.5	5.53%	7.4	4,685
Totals			$90.8	6.36%	9.8	336,703

(1) Yrs. Remaining on lease at date of acquisition

CONSOLIDATED TOMOKA

Strong Long-Term Real Estate

36

2017 Acquisition Staples (Sarasota, FL) $4.1mm Investment          Single Tenant Retail 5.0 yrs. remaining lease term 18,120 Square Feet 1.20 Acres Rent escalation - $1/Sq Ft. at each option renewal Build-to-Suit built in 2012 Investment basis $225/Sq Ft    High Growth Market  Urban Location 37 Acquisition Cap Rate 7.1% Income Properties

2017 Acquisition Staples (Sarasota, FL) $4.1mm Investment High Growth Market  Urban Infill Location 38 Income Properties

2016 Acquisition 3600 Peterson (Santa Clara, CA) $30.0mm Investment        Single Story - Class A Office 100% Leased Tenancy: Two tenants 5.3 year weighted avg. remaining lease term 75,841 Square Feet 5.24 Acres Complete ($14mm) renovation in 2014 3% annual rent escalations Additonal 100,000 Sq Ft of development permitted Investment basis $395/Sq Ft            Potential for Additional Density 39 Acquisition Cap Rate 7.77% Income Properties

2016 Acquisition 3600 Peterson (Santa Clara, CA) $30.0mm Investment In June of 2016 LeEco acquired a 48.6 acre site from Yahoo for $250 MM In April of 2016 Boston Properties Purchased 3625 Peterson Way for $78 MM / $358 PSF Menlo Equites & Beacon Capital The Campus $600 PSF Well Located in Growth Market 40 Income Properties

2016 Acquisition CVS Ground Lease (Dallas, TX) $14.9mm Investment  25 years of lease term remaining 10,340 Square Feet S&P credit rating: BBB+ 0.91 Acres New construction, built in 2016 Up to 400,000 sq. feet of development permitted Rent escalation 7.5% yr. 21            3-Mile Demographics    Population: 177,625 Avg. HH income: $89,619 Covered Land Play Redevelopment Opportunity 41 Acquisition Cap Rate 4.60% Income Properties

2016 Acquisition Bloomin Brands NNN Sale Leaseback (TX, NC, VA) $14.9mm Investment  Acquired all properties with new 15 year lease terms 26,217 rentable square feet S&P credit rating: BB 7.92 Acres Rent escalations 1% per yr. 3-Mile Demographics -          Huntersville, NC Charlottesville, VA Portfolio Population:    73,217 Avg. HH income: $88,036 Austin, TX Performing Assets Austin, TX Strong Good Markets  42 Acquisition Cap Rate 5.60% Income Properties

2016 Acquisition At Home NNN Lease (Raleigh, NC) $9.2mm Investment  Acquired with 13+ years of lease term remaining Basis of $79 per SF 116,334 Square Feet S&P credit rating: B 10.64 Acres Built in 1995 Rent escalations 2% per yr.            3-Mile Demographics    Population: 88,281 Avg. HH income: $68,037 Low Basis Low Rent 43 Acquisition Cap Rate 6.75% Income Properties

2016 Acquisition At Home NNN Lease (Raleigh, NC) $9.2mm Investment Low Basis Low Rent 44 Income Properties

2016 Acquisition Bank of America Ground Lease (Monterey, CA) $8.4mm Investment              4.0 years lease term remaining 32,692 Square Feet S&P credit rating: A 1.26 Acres Built in 1982 >$220mm in deposits Renewal rate reset based on land value (Potential to increase yield to 7%-8%) One 10yr Renewal Option Potential Redevelopment - zoned for up to 4 stories    3-Mile Demographics Population: 61,735 Avg. HH income: $93,610 Covered Land Play  Redevelopment Opportunity 45 Acquisition Cap Rate 3.50% Income Properties

2016 Acquisition Bank of America Ground Lease (Monterey, CA) $8.4mm Investment Redevelopment Potential 46 Income Properties

2016 Acquisition Century Theatres (Reno, NV) $6.9mm Investment  3.0 years of lease term remaining (for theatre) 52,474 Square Feet 12 screens 1.39 Acres Built in 2000 Intense redevelopment activity in the market          3-Mile Demographics    Population: 134,475 Avg. HH income: $51,821 High Growth Market  Below Replacement Cost 47 Acquisition Cap Rate 8.57% Income Properties

2016 Acquisition Century Theatres (Reno, NV) $6.9mm Investment Rapidly Redeveloping Market 48 Income Properties

Portfolio Highlights Wells Fargo (Raleigh, NC) Single-Tenant $42.3mm Investment      Single-Tenant Class A Office Rent @ 50% below market Investment basis - $94/sq. ft. or approx. 50% below replacement cost 7.8 years remaining on lease ≈2% Rent Escalation in 2019 450,393 Square Feet Investment Grade Tenant: Wells Fargo Bank N.A. (AA-) Approx. 40.0 acres Potential to add 250,000 sq. feet            Strong Market  Low Basis Below Market Rent 49 Acquisition Cap Rate 6.53% Income Properties

Portfolio Highlights Wells Fargo (Raleigh, NC) $42.3mm Investment 40 Acres - Additional Density Potential 50 Income Properties

Portfolio Highlights 245 Riverside (Jacksonville, FL) Multi-Tenant $25.1mm Investment    Class A Office Strong Retail/Residential development activity in area Investment basis ($185/sq ft) below replacement cost 4.5 years weighted average remaining on leases 100% Occupied 136,856 Square Feet Former St. Joe Headquarters built in 2003 Outperforming Underwriting            Strong Market  Low Basis 51 Acquisition Cap Rate 7.57% Income Properties

Portfolio Highlights Container Store (Glendale, AZ) Single-Tenant $8.6mm Investment              13.4 years remaining on lease 3-mi Pop. 106,525 3-mi Avg HH income $76,173 23,329 Square Feet 2015 New Construction Single-Tenant, Triple Net Lease Outparcel to Macerich’s Arrowhead Mall (avg. sales of $650 per sq. ft.) Major renovation of mall announced by Macerich  Growth Market 52  Acquisition Cap Rate 7.30% Income Properties

Portfolio Highlights Shoppes at Sarasota Row (Sarasota, FL) Multi-Tenant $19.1mm Investment 6.9 years weighted average remaining on leases 59,341 Square Feet - 99% Occupied 3-mi Pop. 68,157 3-mi Avg. HH income $63,561 36,000 SF (61% of property) leased to free standing Whole Foods Market              BBB-Credit 9 yrs on lease @ acquisition    23,000 square feet of ground floor retail 455 space parking garage Strong Urban Infill Location 53 Income Properties

CTO Highlights Portfolio Income Properties Daytona

Potential Redevelopment Opportunities

Property	Site Size	Current Improvements	Potential Development
CVS/Pharmacy Dallas, TX	0.91 Acres	CVS Single Story	Approximately 400,000 SF
Bank of America Monterey, CA	1.26 Acres	Bank of America Branch Two Story	Up to 4 stories
3600 Peterson Way Santa Clara, CA	5.24 Acres	76,000 SF Office Single Story	Approximately 177,000 SF
Beach Parcel Daytona Beach, FL	6.04 Acres	Beachfront Land Vacant	900 Units 1.2mm SF
Wells Fargo Raleigh, NC	40.33 Acres	450,000 SF Office	Additional 250,000 SF

CONSOLIDATED TOMOKA

Additional Value Creation

54

(B)(I) Opportunistic Investment The Grove at Winter Park (Winter Park, Approx. 112,000 sq ft 50% Leased 56,200 sq ft Leased 14.35 acres 3-mi Pop. 93,236 3-mi Avg HHI $59,994 FL) Total Estimated Investment ≈$12.5mm (1)              Active negotiations could increase occupancy to 70% Virtually Vacant When Acquired (1) $3.1mm initial investment plus estimated renovations and tenant improvements of $9.4mm Potential Stabilized Yield 8% - 10% 55 20 yr lease term Est. ‘18 opening 39k sq foot anchor space 15 yr lease term Opened Feb. ‘17 Anchor Income Properties

Opportunistic Investment The Grove at Winter Park (Winter Park, FL) 24 Hour Fitness Grand Opening 56 Income Properties

2016 Dispositions ($’s in millions) $74.3 million in Proceeds Remaining Lease Term 3.8 yrs 3.1 yrs 9.3 yrs 9.6 yrs 3.1 yrs 14.7 yrs 10.9 yrs Sales Price $5.2 $2.4 $3.0 $9.1 $3.0 $51.6 $74.3 Exit Cap Rate 9.55% 12.10% 7.23% 6.29% 9.53% 4.73% 5.79% Total Gain/(Loss) $0.2 ($0.2) $0.8 $0.3 ($0.9) $11.1 $11.3 Property/Portfolio PSF (1) American Signature (Daytona Beach, FL) CVS (Sebring, FL) Teledyne (Daytona Beach, FL) Lowe’s (Lexington, NC) PNC Bank (Altamonte Springs, FL) 14 Asset Portfolio Total $99 $218 $195 $79 $727 $402 $228 (1) Sales price per square foot Weighted average exit cap rate Favorable to low end of Guidance Harvesting Value Reinvest & Replace NOI 57 Income Properties

How CTO Stacks up    Source: Analyst reports and company filings Top 3 based on NOI (F) With Diversified Triple-Net REITs Top 3 Locations Cap Rate (1) Top 3 Tenants (2) Rating Term Pref./TEV Wells Fargo Hilton Grand Vacations Lowe’s AA-BB A-North Carolina California Florida 9.4 (1) N/A 32.% Bank of America Lifetime Fitness Amazon A B AA-Texas Illinois California 7.0% 7.9 33.1% Shopko 84 Lumber Walgreens NR NR BBB Texas California Illinois 7.1% 10.5 42.7% Walgreens FedEx Dollar General BBB BBB BBB California Texas Florida 5.1% 9.8 26.7% Peer Average (1) Average Remaining Lease Term for Single-Tenant portfolio Superior Portfolio Quality 58 7.1%10.139.7% American Multi-CinemaB Regal CinemasB+N/A 6.8%TopgolfNR13.033.9% SunocoBBBTexas Mister Car WashBFlorida 5.9%LA FitnessN/A11.5Ohio30.3% WalgreensBBBMichigan WalmartAAFlorida 5.5%WawaNR10.8Ohio20.0% ImpliedTenant CreditAverage LeaseDebt + Income Properties

Commercial Loan As of December 31, 2016 Investments  $24.0 million invested Wtd. Avg. Rate 8.9% GLENN HOTEL DFW HYATT              $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ’17 Max Maturity: June ’18            $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ’17 Max Maturity: Sept ‘18            $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ’19 Max Maturity: Feb ‘19 Opportunity to Monetize 59 Loan Investments

LPGA International Cash Payment Cap Ex Commitment Per Round Surcharge (1) Contributed Land (2) Future Sale Participation (4) In lieu of $1.7mm Remaining Lease Payments Renovate Jones course $1/round - $70k/yr. 14.28 acres - in CDD (3), $0 basis 10% of sales proceeds > $4mm $1,500,000 $300,000 $700,000 $95,000 N/A Lower Golf Operating Expenses Land Carry Savings (CDD Land) Eliminated operating lease payment CDD Assessment/Property Taxes $280,000 $14,000  $1.5mm payment pays off remaining 5 yrs. of lease payments ($1.7mm) Reduces operating costs by $280k/yr. (71% of 2016 operating loss) Reduce land carry costs - $14k/yr. Combining ownership interests enhances opportunity to maximize value of investment Membership Count      1. 2. 3. 4. Surcharge paid to the City of Daytona Beach Value represents payment for termination of allocated CDD debt Community Development District – quasi governmental structure If CTO sells LPGA International within 6 years from date of acquisition 60 Annual Cost Savings Transaction ComponentsValue Golf Operations

(A) Liquidity and Leverage As of December 31, 2016 80% of Debt at Fixed rate as of December 31, 2016 Liquidity Position ($ in 000’s) Debt Schedule ($ in millions) Credit Facility Convertible Notes CMBS Loan CMBS Loan Mortgage Loan Total $ 40.7 - - - - $ 34.3 75.0 30.0 7.3 25.0 2.69% 4.50% 4.33% 3.66% 3.17% (5) 1.6 3.2 17.8 (4) 1.2 4.3 (3) $ 40.7 $ 171.6 3.88% 5.5 1. 2. 3. 4. 5. Total Commitment of Credit Facility = $75 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Attractive Debt Rates and Duration 61 Borrowing Base Amount Maturity in Capacity (1)Outstanding (2)Rate Years

(C)(G) Share Repurchase Program $14.8mm – Avg. Price $50.03 As of December 31, 2016 2016 Repurchase Activity Increased Pace of Buybacks 62 $ Invested Shares Purchased Qtr. Shares $ Invested Price/Sh. Q1 28,862 $1,339,613 $46.41 Q2 33,889 $1,658,922 $48.95 Q3 50,678 $2,485,760 $49.05 Q4 38,024 $1,947,601 $51.22 Total 151,453 $7,431,896 $49.07 $8,000,000 $7,000,000 $6,000,000 $5,000,000 $4,000,000 $3,000,000 $2,000,000 $1,000,000 $- Pre-2012 2012 2013 2014 2015 2016 160,000 140,000 120,000 100,000 80,000 60,000 40,000 20,000

2016 Guidance – Year As of December 31, 2016 End Review Acquisition of Income-Producing Assets $70mm - $85mm $86.7mm Disposition of Income Properties (2) $15mm - $25mm $22.7mm Land Transactions (sales value) $25mm - $35mm $13.8mm (1) Earnings per share guidance provided in February 2016 excluded the potential gain on the sale of the 14 asset portfolio (the “Portfolio Sale”) . The gain on the Portfolio Sale ultimately equaled $1.20 per share. Excluding the impact of the Portfolio Sale, actual earnings per share for 2016 would have equaled $1.66 per share. (2) Excludes Portfolio Sale with proceeds of $51.6 million, including the buyer’s assumption of the $23.1 million secured debt on the portfolio, reflecting an exit cap rate of approximately 4.73%. Executing Business Plan 63 Leverage Target (as % of Total Enterprise Value)< 40% 33% Target Disposition Yields (2)7.00% - 10.00%8.20% Target Investment Yields (Initial Yield – Unlevered)6% - 8%6.33% 2016 GuidanceYTD Q4 2016 Earnings per share (Basic)$2.75-$3.00/share$2.86/share (1)

2017 Guidance Earnings per share (Basic) (1) $2.25 - $2.45 Target Investment Yields (Initial Yield – Unlevered) 6% - 8% Land Transactions (sales value) (B) $30mm - $50mm (1) Earnings per share in 2016, excluding the gain on the Portfolio Sale, equaled $1.66 per share. Land Transactions subject to Federal & State Permitting Process 64 Leverage Target (as % of Total Enterprise Value)< 40% Disposition of Income Properties (B)$0mm Acquisition of Income-Producing Assets (B)$50mm - $70mm 2017 Guidance

Development on our Land Tanger Outlets as of 1.31.17 $100mm Investment – 900 Jobs 65

Development on our Land Tanger Outlets Grand Opening Opened November 18, 2016 66

Development on our Land Integra as of 1.31.17 264 Unit Multi-Family Project 67

Development on our Land TopBuild as of 1.31.17 Opened January ‘17 68

Development on our Land CarMax as of 1.31.17 Opened October ‘16 69

Development on our Land Orthopedic Clinic as of 1.31.17 Medical Office 70

Shareholder Friendly - Corporate Governance  2011 - 2015        2011 - Reduced Board of Directors from 11 to 7 (currently 8 until 2017 annual meeting) 2012 - Implemented Non-Staggered Board - Annual Election 2012 - Implemented claw-back provision for equity incentive plan 2011/2014 - Discontinued executive perks (pension, deferred comp, car, club)  2016                  Hired Deutsche Bank – Comprehensive review of Strategic Alternatives Increased dividend– from semi-annual to quarterly; from $0.08/sh to $0.16/sh annually Adopted claw-back for cash bonus plan Prohibited Margin of CTO Stock held by Executives & Board Enhanced stock ownership requirements for CEO & Board 7 of 8 Directors - Independent (7 to be nominated at ‘17 Annual Mtg.), Increased Diversity Held first ever Earnings Calls (Q2 and Q3) and Investor Day Say-on-Pay Outreach by Board : feedback regarding compensation programs Hired third-party consultants: review & recommend governance/compensation changes 71

Top InstitutionalShareholders Shareholder Wintergreen Advisers LLC (1) Shares 1,553,075% 27.06 BlackRock Institutional 335,095 5.84 Northern Trust Corporation 305,078 5.32 Carlson Capital LP 198,128 3.45 Vanguard Group 189,979 3.31 Dimensional Fund Advisors 186,616 3.25 Fenimore Asset Management 155,224 2.70 State Street Corp 76,179 1.33 Oasis Management Co. LTD 70,000 1.22 Cardinal Capital Management 57,546 1.00 UBS 57,398 1.00 TOP SHAREHOLDERS 3,184,205 55.48% 72 1.Source: Bloomberg as of February 6, 2017

Experienced Team Started with Company • Morgan Stanley • Morgan Stanley • Cobb Cole 14 Full-Time Employees 73 John P. Albright President and CEO • Archon Capital, a Goldman Sachs Company • Crescent Real Estate Equities 2011 Mark E. Patten Senior Vice President and CFO • Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG 2012 Daniel E. Smith Senior Vice President – General Counsel and Corporate Secretary • Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates) 2014 Steven R. Greathouse Senior Vice President – Investments • N3 Real Estate • Crescent Real Estate Equities 2012 Teresa J. Thornton-Hill Vice President - Corporate Counsel • ICI Homes • Rogers Towers, P.A. 2005 E. Scott Bullock Vice President of Real Estate • International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.) 2015

Board of Directors 74 Director Since John P. Albright President & Chief Executive Officer of the Company 2012 John J. Allen President of Allen Land Group, Inc. 2009 Laura M. Franklin Executive Vice President, Accounting & Administration of Washington REIT (retired) 2016 Jeffry B. Fuqua Chairman of the Board of the Company and President of Amick Holdings, Inc. 2009 William L. Olivari Certified Public Accountant and Partner of Olivari and Associates 2008 Howard C. Serkin Chairman of Heritage Capital Group, Inc. 2011 A. Chester Skinner, III Vice Chairman of the Board of the Company and President of Skinner Bros. Realty Co. 2010 Thomas P. Warlow, III President & Chairman - The Martin Andersen-Gracia Andersen Foundation, Inc. 2010

Well-Positioned as ofDecember 31, 2016 Land 9,800 :t ACRES (386) 274-2202 info@ctlc.com IITOMOKA CONSOLIDATED 75

Endnotes A. B. Debt amount includes the face value of the Convertible Notes outstanding as of December 31, 2016 There can be no assurances regarding the likelihood or timing of the potential transaction(s) or, if any occur, the final terms including sales price There can be no assurances regarding the likelihood or timing of executing the Company’s share repurchase program $0.04 per share dividend per quarter represents $0.16 per share on an annualized basis which would be an increase of 100% from the prior annual dividend of $0.08 per share through May of 2016 Completion dates for construction are based on company estimates or publicly available information Net operating income (“NOI”), which is rental income less direct costs of revenues, is calculated based on current portfolio as of February 3, 2017 reflecting: (i) expected estimated annualized rents and costs for 2017 plus (ii) billboard income. NOI does not include revenues and costs for any income properties sold in 2016, and excludes non-cash items including impact of straight-line rent and amortization of lease intangibles. As of the date of this presentation the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases under the $10 million program C. D. E. F. G. H. There can be no assurances regarding the value ultimately received for the Company’s assets, or in the under contract, the likelihood that such transactions shall be closed or the timing or final terms thereof. There can be no assurances regarding the amount of our total investment or the timing of such investment. case of the transactions I. 76

Contact Us Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard Daytona Beach, FL 32117 main: 386.274.2202 fax: 386.274.1223 email: info@ctlc.com web: www.ctlc.com NYSE MKT: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. 77